Report of Independent
Registered Public
Accounting Firm

To the Shareholders
 and Board of Trustees of
Federated US Government
Securities Fund 13 Years

In planning and performing
 our audits of the financial
 statements of Federated US
Government Securities Fund
13 Years the Fund as of
and for the year ended
February 29
2008 in accordance with
 the standards of the
Public Company Accounting
 Oversight
Board United States we
 considered the Funds
internal control over
 financial reporting
including controls over
safeguarding securities
 as a basis for designing
our auditing
procedures for the purpose
 of expressing our opinion
 on the financial statements
 and to
comply with the requirements
of Form NSAR but not for the
purpose of expressing an
opinion on the effectiveness
of the Funds internal control
 over financial reporting
Accordingly we express no
such opinion

The management of the Fund
is responsible for
establishing and maintaining
 effective
internal control over
 financial reporting In
 fulfilling this responsibility
 estimates and
judgments by management
 are required to assess
 the expected benefits
 and related costs
of controls A companys
 internal control over
financial reporting is a
 process designed to
provide reasonable assurance
regarding the reliability
of financial reporting and
the
preparation of financial
 statements for external
purposes in accordance with
generally
accepted accounting principles
  A funds internal control
over financial reporting includes
those policies and procedures
that 1 pertain to the
maintenance of records that
  in
reasonable detail accurately
and fairly reflect the
transactions and dispositions
of the
assets of the company 2
provide reasonable assurance
 that the transactions
are recorded
as necessary to permit
preparation of financial
 statements in accordance
with generally
accepted accounting principles
and that receipts and
expenditures of the company
are
being made only in accordance
 with authorizations of
management and directors
of the
company and 3 provide
 reasonable assurance
regarding prevention or
 timely detection of
unauthorized acquisition
use or disposition of a
companys assets that
could have a
material effect on the
 financial statements

Because of its inherent
 limitations internal
control over financial
 reporting may not
prevent or detect
misstatements Also
 projections of any
 evaluation of
effectiveness to
future periods are
 subject to the risk
 that controls may
become inadequate
because of
changes in conditions
 or that the degree
of compliance with
the policies or procedures
may deteriorate

A deficiency in internal
 control over financial
 reporting exists when
the design or
operation of a control
does not allow management
 or employees in the
normal course of
performing their assigned
 functions to prevent or
detect misstatements on
a timely basis
A material weakness is a
deficiency or a
combination of deficiencie
s in internal control
over financial reporting
 such that there is a
reasonable possibility
that a material
misstatement of the
Funds annual or interim
 financial statements
will not be prevented or
detected on a timely basis



Our consideration of
 the Funds internal
control over financial
 reporting was for the
limited purpose described
 in the first paragraph
and would not necessarily
 disclose all
deficiencies in internal
 control that might be
material weaknesses under
 standards
established by the Public
 Company Accounting Oversight
 Board United States However
we noted no deficiencies
in the Funds internal control
 over financial reporting
 and its
operation including controls
 over safeguarding securities
 that we consider to be a
 material
weakness as defined above
 as of February 29 2008

This report is intended
 solely for the information
and use of management and
the Board
of Trustees of the Fund
 and the Securities and
Exchange Commission and
is not intended
to be and should not
be used by anyone other
 than these specified parties


ERNST  YOUNG LLP


Boston Massachusetts
April 17 2008